Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioAmber Inc. (the “Company”) for the period ended September 30, 2017, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), Richard P. Eno, as Acting Chief Executive Officer of BioAmber Inc. (the “Company”), and Mario Settino, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2017	By:	/s/ Richard P. Eno
Richard P. Eno Chief Executive Officer (Principal Executive Officer)

Date: November 8, 2017	By:	/s/ Mario Settino
Mario Settino Chief Financial Officer (Principal Financial and Accounting Officer)